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Exhibit 3.1

[BRITISH COLUMBIA LOGO]	Number: C0831300

CERTIFICATE
OF
CONTINUATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that THOMPSON CREEK METALS COMPANY INC., which was duly registered as an extraprovincial company under the laws of British Columbia with certificate number A0071903, has continued into British Columbia from the Jurisdiction of ONTARIO, under the Business Corporations Act, with the name THOMPSON CREEK METALS COMPANY INC. on July 29, 2008 at 10:28 AM Pacific Time.

[SEAL]	Issued under my hand at Victoria, British Columbia On July 29, 2008 [RON TOWNSHEND SIGNATURE] RON TOWNSHEND Registrar of Companies Province of British Columbia Canada

[BRITISH COLUMBIA LOGO]	Ministry of Finance BC Registry Services	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

Continuation Application FORM 16 BUSINESS CORPORATIONS ACT Section 302	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies [RON TOWNSHEND SIGNATURE] RON TOWNSHEND July 29,2008

FILING DETAILS:	Continuation Application for: THOMPSON CREEK METALS COMPANY INC.
Incorporation Number: C0831300
Filed Date and Time:	July 29, 2008 10:28 AM Pacific Time
Recognition Date and Time:	Continued into British Columbia July 29, 2008 10:28 AM Pacific Time

CONTINUATION APPLICATION

Name Reservation Number:	Name Reserved:
NR7145324	THOMPSON CREEK METALS COMPANY INC.

PREVIOUS FOREIGN JURISDICTION INFORMATION
Identifying Number in Foreign Jurisdiction:	Name in Foreign Jurisdiction:
1427934	THOMPSON CREEK METALS COMPANY INC.
Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:	Foreign Jurisdiction:
July 29, 2000	ONTARIO

EXTRAPROVINCIAL REGISTRATION INFORMATION
Previous Registration Number in BC:	Extraprovincial Company's Name in BC:
A0071903	THOMPSON CREEK METALS COMPANY INC.

1

Authorization for Continuation
The authorization for the continuation into BC from the foreign corporations jurisdiction was filed.

NOTICE OF ARTICLES
Name of Company:
THOMPSON CREEK METALS COMPANY INC.

REGISTERED OFFICE INFORMATION
Mailing Address: 1723-595 BURRARD STREET BENTALL THREE PO BOX 49197 VANCOUVER BC V7X 1K8 CANADA	Delivery Address: 1723-595 BURRARD STREET BENTALL THREE PO BOX 49197 VANCOUVER BC V7X 1K8 CANADA

RECORDS OFFICE INFORMATION
Mailing Address: 1723-595 BURRARD STREET BENTALL THREE PO BOX 49197 VANCOUVER BC V7X 1K8 CANADA	Delivery Address: 1723-595 BURRARD STREET BENTALL THREE PO BOX 49197 VANCOUVER BC V7X 1K8 CANADA

DIRECTOR INFORMATION
Last Name, First Name, Middle Name:
ARSENAULT, DENIS C.
Mailing Address: 6 ADELAIDE STREET EAST SUITE 500 TORONTO ON M5C 1H6 CANADA	Delivery Address: 6 ADELAIDE STREET EAST SUITE 500 TORONTO ON M5C 1H6 CANADA

Last Name, First Name, Middle Name: HADDON, TIMOTHY J.
Mailing Address: 312 HIGH STREET DENVER CO 80218 UNITED STATES	Delivery Address: 312 HIGH STREET DENVER CO 80218 UNITED STATES

Last Name, First Name, Middle Name: KNOLL, KERRY J.
Mailing Address: 401 BAY STREET SUITE 2010, PO BOX 118 TORONTO ON M5H 2Y4 CANADA	Delivery Address: 401 BAY STREET SUITE 2010, PO BOX 118 TORONTO ON M5H 2Y4 CANADA

2

Last Name, First Name, Middle Name: O'NEIL, THOMAS J.
Mailing Address: 1757 TANGLE PEAK TRAIL PRESCOTT AZ 86303 UNITED STATES	Delivery Address: 1757 TANGLE PEAK TRAIL PRESCOTT AZ 86303 UNITED STATES

Last Name, First Name, Middle Name: MCDONALD, IAN J.
Mailing Address: 401 BAY STREET SUITE 2010, PO BOX 118 TORONTO ON M5H 2Y4 CANADA	Delivery Address: 401 BAY STREET SUITE 2010, PO BOX 118 TORONTO ON M5H 2Y4 CANADA

Last Name, First Name, Middle Name: GEYER, JAMES P.
Mailing Address: 926 W. SPRAGUE AVENUE SUITE 200 SPOKANE WA 99201 UNITED STATES	Delivery Address: 926 W. SPRAGUE AVENUE SUITE 200 SPOKANE WA 99201 UNITED STATES

Last Name, First Name, Middle Name: LOUGHREY, KEVIN
Mailing Address: 945 WEST KENYON AVENUE UNIT B ENGLEWOOD CO 80110-8135 UNITED STATES	Delivery Address: 945 WEST KENYON AVENUE UNIT B ENGLEWOOD CO 80110-8135 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1. No Maximum	COMMON Shares	Without Par Value
With Special Rights or Restrictions attached

2. No Maximum	FIRST PREFERRED Shares	Without Par Value
With Special Rights or Restrictions attached

3

[BRITISH COLUMBIA LOGO]	Ministry of Finance BC Registry Services	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

Notice of Articles BUSINESS CORPORATIONS ACT	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies [RON TOWNSHEND SIGNATURE] RON TOWNSHEND July 29, 2008

This Notice of Articles was issued by the Registrar on: July 29, 2008 10:28 AM Pacific Time

        Incorporation Number:                C0831300

Recognition Date and Time: Continued into British Columbia on July 29, 2008 10:28 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:
THOMPSON CREEK METALS COMPANY INC.

REGISTERED OFFICE INFORMATION
Mailing Address: 1723-595 BURRARD STREET BENTALLTHREE PO BOX 49197 VANCOUVER BC V7X 1K8 CANADA	Delivery Address: 1723-595 BURRARD STREET BENTALL THREE PO BOX 49197 VANCOUVER BC V7X 1K8 CANADA

RECORDS OFFICE INFORMATION
Mailing Address: 1723-595 BURRARD STREET BENTALL THREE PO BOX 49197 VANCOUVER BC V7X 1K8 CANADA	Delivery Address: 1723-595 BURRARD STREET BENTALL THREE PO BOX 49197 VANCOUVER BC V7X 1K8 CANADA

DIRECTOR INFORMATION
Last Name, First Name, Middle Name: ARSENAULT, DENIS C.
Mailing Address: 6 ADELAIDE STREET EAST SUITE 500 TORONTO ON M5C 1H6 CANADA	Delivery Address: 6 ADELAIDE STREET EAST SUITE 500 TORONTO ON M5C 1H6 CANADA

Last Name, First Name, Middle Name: HADDON, TIMOTHY J.
Mailing Address: 312 HIGH STREET DENVER CO 80218 UNITED STATES	Delivery Address: 312 HIGH STREET DENVER CO 80218 UNITED STATES

Last Name, First Name, Middle Name: KNOLL, KERRY J.
Mailing Address: 401 BAY STREET SUITE 2010, PO BOX 118 TORONTO ON M5H 2Y4 CANADA	Delivery Address: 401 BAY STREET SUITE 2010, PO BOX 118 TORONTO ON M5H 2Y4 CANADA

Last Name, First Name, Middle Name: O'NEIL, THOMAS J.
Mailing Address: 1757 TANGLE PEAK TRAIL PRESCOTT AZ 86303 UNITED STATES	Delivery Address: 1757 TANGLE PEAK TRAIL PRESCOTT AZ 86303 UNITED STATES

Last Name, First Name, Middle Name: MCDONALD, IAN J.
Mailing Address: 401 BAY STREET SUITE 2010, PO BOX 118 TORONTO ON M5H 2Y4 CANADA	Delivery Address: 401 BAY STREET SUITE 2010, PO BOX 118 TORONTO ON M5H 2Y4 CANADA

Last Name, First Name, Middle Name: GEYER, JAMES P.
Mailing Address: 926 W. SPRAGUE AVENUE SUITE 200 SPOKANE WA 99201 UNITED STATES	Delivery Address: 926 W. SPRAGUE AVENUE SUITE 200 SPOKANE WA 99201 UNITED STATES

Last Name, First Name, Middle Name: LOUGHREY, KEVIN
Mailing Address: 945 WEST KENYON AVENUE UNIT B ENGLEWOOD CO 80110-8135 UNITED STATES	Delivery Address: 945 WEST KENYON AVENUE UNIT B ENGLEWOOD CO 80110-8135 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1. No Maximum	COMMON Shares	Without Par Value
With Special Rights or Restrictions attached

2. No Maximum	FIRST PREFERRED Shares	Without Par Value
With Special Rights or Restrictions attached

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  Exhibit 3.1